EXHIBIT 99.1

S&W SEED COMPANY ANNOUNCES FISCAL 2010 YEAR END RESULTS

Revenue Increased 36% to $6.73 Million from $4.95 Million and

Net Income Rose to $385,000 from $379,000

FIVE POINTS, Calif – (PR NEWSWIRE) – August 31, 2010 – S&W Seed Company (NasdaqCM:SANW) today announced its financial results for fiscal year 2010, ended June 30, 2010.

Financial Highlights When Comparing 12-Months Ended June 30, 2010 with 12-Months Ended June 30 2009:

•                  Revenue climbed 36% to $6,729,020 from $4,947,105

•                  Gross profit margin improved to 27.5% from 26.2%

•                  Income from operations declined 19% to $396,293 from $491,647

•                  Net income including non-controlling interests totaled $478,891, a 14% increase over the prior year

•                  Net income totaled $384,476, or $0.11 per basic and fully diluted common share, up 2% from $378,720, or $0.13 per basic and fully diluted common share

As of June 30, 2010, current assets totaled $12.9 million; working capital was $12.59 million; there was zero long term debt and stockholders’ equity totaled $15.25 million.

Fiscal Year 2010 Operational Highlights:

•                  On May 5, 2010, S&W completed its initial public offering of 1.4 million units at an offering price of $11.00 per unit, raising gross proceeds of $15.4 million.  Each unit consisted of two shares of common stock, one Class A warrant and one Class B warrant.

•                  On May 20, 2010, the Company completed its purchase of the final 15% stake in the general partnership previously known as S&W Seed Company.  As a result, the general partnership ceased to exist, and the business and property of the partnership became wholly-owned and operated by S&W Seed Company and its subsidiary, Seed Holding, LLC.

•                  S&W ended the fiscal year with a strong, debt-free balance sheet, which puts the Company in an ideal position to capitalize on prevailing and future growth opportunities.

•                  On May 10, 2010, the Company entered into a trialing agreement with PureCircle, the world’s largest producer of stevia sweeteners, to conduct stevia growing trials.  Subsequent to the end of the fiscal year end, S&W and PureCircle announced that the companies had signed a sourcing agreement providing for PureCircle to purchase stevia leaf from S&W.  S&W reported that it anticipates supplying PureCircle with a minimum of 1000 metric tons (2.2 million pounds) of stevia leaf over the first two years of the agreement.

Commenting on the results, Mark Grewal, Chief Executive Officer of S&W, noted, “We are pleased with our fiscal year end results and believe that we are well positioned for continued growth.  The successful completion of our initial public offering empowered S&W with the necessary financial resources to execute several key strategies critical to our Company’s long term success, while also materially strengthening our balance sheet.  In fact, after making several key investments in multiple planned growth initiatives, our debt-free company still had over $1.35 per share in cash at the end of our fiscal year.  Looking ahead, we intend to remain squarely focused on aggressively increasing global market penetration of our leading alfalfa varieties; optimizing available capacity of our modern seed cleaning and processing facility; and taking the lead on bringing large scale production of stevia leaf to the United States in collaboration with our new partner, PureCircle.  Fiscal year 2011 should prove to be a pivotal year in S&W’s 30-year history.”

For more detailed information regarding S&W’s Fiscal 2010 year end results, please refer to the related 10-K which will be filed with the U.S. Securities and Exchange Commission on or about September 16, 2010.

S&W SEED COMPANY

(A DELAWARE CORPORATION)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	June 30,
	2010	2009

Revenue	$6,729,020	$4,947,105

Cost of revenue	4,880,250	3,652,226

Gross profit	1,848,770	1,294,879

Operating expenses
Selling, general and administrative expenses	1,017,608	559,377
Research and development expenses	218,834	56,782
Depreciation and amortization	216,035	187,073

Total operating expenses	1,452,477	803,232

Income from operations	396,293	491,647

Other (income) expense
Interest expense, net	101,890	77,566
Other (income), net	—	(6,719)

Net income before income tax benefit	$294,403	$420,800

Income tax (benefit) expense	(184,488)	—

Net income including noncontrolling interests	$478,891	$420,800
Net income attributable to noncontrolling interests	94,415	42,080
Net income attributable to S&W Seed Company	$384,476	$378,720

Net income attributable to S&W Seed Company per common share:
Basic	$0.11	$0.13
Diluted	$0.11	$0.13

Weighted average number of common shares outstanding:
Basic	3,415,385	3,000,000
Diluted	3,415,385	3,000,000

S&W SEED COMPANY

(A DELAWARE CORPORATION)

CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,
	2010	2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$7,830,517	$367
Accounts receivable, net	2,114,868	386,359
Inventories, net	2,714,183	1,111,463
Prepaid expenses and other current assets	260,389	14,365
Due from related parties	—	63,693
TOTAL CURRENT ASSETS	12,919,957	1,576,247

Property, plant and equipment, net of accumulated depreciation	2,110,503	2,241,186
Other intangibles, net	548,674	594,910
TOTAL ASSETS	$15,579,134	$4,412,343

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$296,259	$16,816
Revolving line of credit	—	975,682
Accrued expenses and other current liabilities	31,348	6,649
Acquisition purchase obligation	—	1,163,460
TOTAL CURRENT LIABILITIES	327,607	2,162,607

TOTAL LIABILITIES	327,607	2,162,607

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued and outstanding	$—	$—
Common stock, $0.001 par value; 50,000,000 shares authorized; 5,800,000 issued and outstanding at June 30, 2010; 3,000,000 issued and outstanding at June 30, 2009	5,800	3,000
Additional paid-in capital	14,482,531	1,732,328
Retained earnings	763,196	378,720
Noncontrolling interests	—	135,688

TOTAL STOCKHOLDERS’ EQUITY	15,251,527	2,249,736

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$15,579,134	$4,412,343

S&W SEED COMPANY

(A DELAWARE CORPORATION)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	June 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income including noncontrolling interests	$478,891	$420,800
Adjustments to reconcile net income from operating activities to net cash provided by (used in) operating activities
Depreciation and amortization	216,035	187,073
Accretion of acquisition purchase obligation	36,540	66,376
Changes in:
Accounts receivable	(1,728,509)	52,766
Inventories	(1,602,720)	(965,286)
Prepaid expenses and other current assets	(246,024)	(205)
Due from related parties	63,693	421,830
Accounts payable	279,443	972
Accrued expenses and other current liabilities	24,699	(5,321)
Net cash provided by (used in) operating activities	(2,477,952)	179,005

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(39,116)	(228,854)
Proceeds from disposal of property, plant and equipment	—	16,638
Net cash used in investing activities	(39,116)	(212,216)

CASH FLOWS FROM FINANCING ACTIVITIES

Withdrawals by owners	(79,614)	(664,672)
Equity offering costs	(1,153,444)	—
Repayment of acquisition purchase obligation	(600,000)	—
Repayment of promissory notes	(730,000)	—
Net proceeds from initial public offering	13,975,500	—
Borrowing (repayments) on revolving credit loan	(975,682)	975,682
Repayments to related parties	(89,542)	(277,439)
Net cash provided by financing activities	10,347,218	33,571

NET INCREASE OR (DECREASE) IN CASH	7,830,150	360

CASH AND CASH EQUIVALENTS, beginning of the period	367	7

CASH AND CASH EQUIVALENTS, end of period	$7,830,517	$367

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$52,319	$11,371
Income taxes	—	—

Non-Cash Transactions:
Debt issued for acquisition of minority interests	$819,542	$—

About S&W Seed Company

Founded in 1980 and headquartered in the Central Valley of California, S&W Seed Company is a global leader in warm climate, high yield alfalfa seed varieties, including varieties that can thrive in poor, saline soils, as verified over decades of university-sponsored trials.  S&W also offers seed cleaning and processing at its 40-acre facility in Five Points, California.  In fiscal 2010, the Company launched a business expansion initiative centered on mass producing stevia leaf in the U.S. in response to growing global demand for the all-natural, zero calorie sweetener from the food and beverage industry.  For more information, please visit www.swseedco.com.

Safe Harbor Statement

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “may,” “future,” “plan” or “planned,” “will” or “should,” “expected,” “anticipates,” “draft,” “eventually” or “projected.”  You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company’s prospectus, dated May 3, 2010, and other filings made by the Company with the Securities and Exchange Commission.

FOR ADDITIONAL INFORMATION, PLEASE CONTACT:

PR Financial Marketing

Jim Blackman, President and CEO
(713) 256-0369 or via email at Jim@prfmonline.com

Elite Financial Communications Group, LLC

Dodi B. Handy, President and CEO (Twitter: dodihandy)

FOR MEDIA: Kim Auld, Director, Elite Media Group (Twitter: kimauld)

(407) 585-1080 or via email at SANW@efcg.net